                                                                   EXHIBIT 10.12

December 15, 2000


Dear Lavi,

On behalf of Cadence, I am pleased to offer you an interim position of Senior Vice President and Deputy General Manager of the EDA IC Division. This position will report to Jim Hogan, Senior Vice President Business Development and General Manager EDA IC Division. Effective April 1, 2001, you will assume the role of Senior Vice President and General Manager of the EDA IC Division, reporting to Ray Bingham. As a senior officer of the company, your compensation will include an annualized base salary of $350,000 and an annualized target bonus of $250,000. In addition, you will be issued an option to purchase 300,000 shares of Cadence Design Systems common stock. You will also receive an interest-free real estate loan of $500,000, forgivable in full on February 1, 2003. In the event you terminate employment (for reasons other than cause), prior to February 1, 2002, the loan becomes due and payable in full within six months. In the event you terminate employment (for reasons other than cause), prior to February 1, 2003, one half of the loan ($250,000) will be due and payable within six months after your termination date. You will be responsible for paying taxes, if any, associated with the forgiveness of the loan and it's interest-free nature. The loan will be secured against your home at _____________________. You will be provided an Executive Retention Agreement, as is provided for our senior officers, but which will also include forgiveness of the real estate loan noted above in the event of change of control.

Please read the additional details for incentives in the attached "Employment Terms". This offer is contingent upon successfully passing the Cadence background verification.

Cadence offers a comprehensive Employee Benefits package including: VP vacation plan; eight paid holidays per year and three floating paid holidays per calendar year; 401(k); non-qualified deferred compensation (NQDC Plan); and an Employee Stock Purchase Plan. We also provide a wide variety of health and welfare benefits through Cadence Compositions, our cafeteria-style benefits plan. Under this plan, you will be able to choose from several different options in each benefit area, including Medical, Dental, Vision, Life and Disability Insurance. Additional details on all these benefits can be found in the "Employee Benefits" pamphlet and will be discussed in depth at your "New Employee Orientation" during your first week of employment. Please keep in mind that Cadence is an at will employer as described in the attached "Employment Terms".

New Employee Orientations will be conducted by Cadence Human Resources at 2670 Seely Road, Bldg. #11, every Monday at 8:00 A.M. If you are not going to be in San Jose, you can dial-in on Tuesday at 11 A.M. PST by calling 888/710-8640 and use the pass code "Orientation". It is important to schedule your start date on Monday or Tuesday for payroll purposes. During this session, benefits, payroll, policies and procedures, and the email and phone systems will be covered. Please be prepared to provide proper identification in order to complete the United States Immigration forms.

December 15, 2000
Lavi Lev

Lavi, if you have any questions, please do not hesitate to contact me. We look forward to having you on our team!

Sincerely,

/s/ Ron Kirchenbauer
Sr. Vice President Employee and Workplace Services, and CIO

Cc: Ray Bingham

December 15, 2000
Lavi Lev

                                EMPLOYMENT TERMS

NON-QUALIFIED DEFERRED COMPENSATION (NQDC) PLAN

As a participant of the Non-Qualified Deferred Compensation Plan (NQDC), you will be eligible to defer up to 80% of your salary and 100% of your bonus income
- without the annual IRS limitations imposed on tax-qualified retirement plans, such as the 401 (k) plan. By deferring income into the NQDC plan, you can substantially reduce your taxable wage base. Taxes on both the deferred income and earnings on investments are not assessed until you begin to receive distributions. New participants are eligible to enroll twice each year, January 1 and July 1. Participants will automatically receive enrollment and detailed plan information during the stated enrollment periods.

VP VACATION PLAN

As a participant in the vice president vacation plan, personal time off may be taken at the discretion of you and your manager. There will be no need to submit vacation request forms, there will be no set limits, and no need to carry over or accrue vacation days. In short, this flexible policy represents an efficient and simple way to put the responsibility for time away from Cadence squarely in your hands.

CONFIDENTIALITY AND NON-DISCLOSURE

Cadence has a policy of non-disclosure to anyone within our company of any confidential and/or proprietary information regarding your current employer and/or anyone else with whom you have by reason of your employment signed or are covered by a non-disclosure or similar agreement. Accordingly, please do not use, or disclose to Cadence any proprietary information belonging to your employer or any other person or company with which you have signed an agreement.

EMPLOYMENT

Cadence is an at-will employer. You are not being promised any particular term of employment. The employment relationship may be terminated by either you or Cadence at any time for any reason, with or without cause, and with or without notice. No one at Cadence is empowered, unless specifically authorized in writing by the Sr. VP of Employee and Workplace Services, to make any promise, express or implied, that employment is for any minimum or fixed term or that cause is required for the termination of employment relationship.

Please take your time reading through this entire packet. Should you have any questions regarding it's content, feel free to give me a call. Kindly sign/complete and return the following documents:

Original Offer Letter and Employment Terms
Employee Profile
Employee Proprietary Information and Inventions Agreement
Employment Application

This is to verify my acceptance of the above stated offer and employment terms:

/s/ Lavi Lev                        12/15/00                    2/5/00
-----------------------------       ---------------------       ----------------------
Lavi Lev                            Today's Date                Desired Start Date

                                 PROMISSORY NOTE

$500,000.00                                                     February 6, 2001

CITY: Saratoga                                               COUNTY: Santa Clara

STATE: California

FOR VALUE RECEIVED, the undersigned, Lavi A. Lev and Sarah Lev ("BORROWER") hereby promises to pay to the order of Cadence Design Systems, Inc., ("LENDER") having its principal office at 2655 Seely Road, in San Jose, California in lawful money of the United States of America, the sum of Five Hundred Thousand Dollars and Zero Cents ($500,000.00) plus interest at the rate as described below on the unpaid balance with principal and interest to be paid on the terms and conditions set forth below in this Promissory Note (the "NOTE").

1.      ADDITIONAL DEFINITIONS.

        (a)    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (b) "APPLICABLE FEDERAL RATE" shall mean the short-term applicable Federal rate (as defined in the CODE) for monthly compounding that is in effect as of the date of this agreement.

        (c) "PRINCIPAL RESIDENCE" shall mean the personal residence to be purchased and used by EMPLOYEE as a principal residence within the meaning of
Section 217 of the CODE and the Regulations thereunder, which PRINCIPAL RESIDENCE is described in the Deed of Trust attached hereto as EXHIBIT A, provided that EMPLOYEE acquires a fifty percent (50 %) or greater interest in such personal residence.

        (d) "TERMINATION OF EMPLOYMENT" shall mean the termination of EMPLOYEE's employment relationship with LENDER for any reason or no reason, with or without cause, including the death or retirement of EMPLOYEE.

        (e) "DUE DATE" shall mean the second (2nd) year anniversary of the date of this NOTE or, if earlier occurring, the date of an event causing acceleration under Section 6 of this NOTE.

2.      INTEREST.

        (a) Except as provided in Section 2.c., this NOTE shall bear the interest rate of zero percent (0.00 %) per annum. Payments of interest only, if more than zero percent (0.00 % ), are due monthly.

        (b) Except as provided in Section 2.c, no payment of principal shall be due and payable until the DUE DATE, at which time all unpaid accrued interest and the principal balance of this NOTE shall be due and payable.

        (c) Upon the DUE DATE, interest on the unpaid principal balance of this NOTE shall accrue at the APPLICABLE FEDERAL RATE, compounded monthly.

        (d) All payments shall be applied first against accrued interest, and second against principal.

3.      FORGIVENESS/REPAYMENT OF LOAN.

        (a) For each full year lapsing from the date of this NOTE during which EMPLOYEE has remained continuously employed by LENDER, LENDER shall forgive a principal amount in accordance with the following schedule:

        Anniversary of Date of NOTE                Amount Forgiven

        First                                      $250,000.00

        Second                                     $250,000.00

        (b) Any amount forgiven may be deemed as compensation to EMPLOYEE on the date forgiven. LENDER will report and withhold the amount of all such compensation to the Internal Revenue Service and any such state and local taxing authorities as is required by law; however, on the date an amount is forgiven EMPLOYEE will pay to Lender an amount equal to Lender's withholding obligation for taxes attributable to any taxable income arising out of the forgiveness of this loan or any portion thereof.

        (c) This forgiveness schedule will cease upon the earlier of the DUE DATE or the date of TERMINATION OF EMPLOYMENT.

        (d) Except as forgiven pursuant to this NOTE, the entire unpaid principal balance of this NOTE, together with any accrued interest, is due and payable as of the DUE DATE.

4. PREPAYMENT. EMPLOYEE may prepay all or part of this NOTE without penalty, fee or acceleration of the due date of this NOTE.

5. SECURITY. This NOTE shall be secured by a Deed of Trust (attached hereto as EXHIBIT A) the EMPLOYEE's PRINCIPAL RESIDENCE. Such Deed of Trust shall be executed by EMPLOYEE and, if EMPLOYEE has a spouse, EMPLOYEE's spouse.

6. ACCELERATION OF DUE DATE. The entire remaining principal balance of this NOTE and accrued interest thereon, shall, at the election of LENDER (however, the election to accelerate shall be automatic if an order for relief described in Section 6.j. has been entered), become immediately due and payable upon the occurrence of any of the following, irrespective of the DUE DATE as otherwise defined in this NOTE:

        (a) One Hundred and Eighty Days (180) following TERMINATION OF EMPLOYMENT of EMPLOYEE.

        (b) The refinancing of any loan secured by a Deed of Trust on the PRINCIPAL RESIDENCE, except when EMPLOYEE refinances the loan secured by the first Deed of Trust on EMPLOYEE's PRINCIPAL RESIDENCE under the following conditions:

               (i) The amount refinanced must not exceed the current principal balance on the loan secured by the first Deed of Trust on EMPLOYEE's PRINCIPAL RESIDENCE; and

               (ii) The Deed of Trust securing this NOTE must remain in effect and in at least the same position with respect to its priority.

        (c) The placement of any further encumbrance on the PRINCIPAL RESIDENCE, whether voluntary or involuntary, and whether junior or senior to the Deed of Trust securing EMPLOYEE's obligations pursuant to this NOTE.

        (d) The sale, conveyance, alienation, or other transfer by EMPLOYEE of all or any portion of its interest in the PRINCIPAL RESIDENCE, whether voluntary or involuntary, by act of law or otherwise (except to a living or revocable trust of which EMPLOYEE is a trustee).

        (e) Any other change that removes EMPLOYEE as a holder of record of title to the PRINCIPAL RESIDENCE.

        (f) EMPLOYEE ceases to occupy the PRINCIPAL RESIDENCE as EMPLOYEE's principal residence for any reason.

        (g) Any failure on the part of the EMPLOYEE to make any payment when the same is due.

        (h) Any failure on the part of the EMPLOYEE (i) to perform or observe any of its covenants or other obligations under the Deed of Trust securing this NOTE, and (ii) to commence and proceed diligently to cure such default within fifteen (15) days after written notice thereof is given by LENDER, and in any event to cure such default within thirty (30) days after the date on which such notice is given.

        (i) The destruction or condemnation of the real property subject to the Deed of Trust or any material portion thereof.

        (j) If there is entered against EMPLOYEE an order for relief under Title 11 of the United States Code (Bankruptcy).

        (k) Any default by EMPLOYEE of EMPLOYEE's covenants or other obligations under this NOTE.

7. MAXIMUM INTEREST AMOUNT. If fulfillment of any obligation under this NOTE shall be prohibited by law at the time performance of such obligation is due, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and if from any circumstance LENDER should ever receive as interest an amount that would exceed the highest lawful interest rate applicable to this NOTE, such amount as would be excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest. This provision shall control every other provision of this NOTE and all other agreements between EMPLOYEE and LENDER.

8. COLLECTION COSTS BORNE BY EMPLOYEE. In the event of any failure on the part of EMPLOYEE to make any payment when the same is due, LENDER shall be entitled to recover from EMPLOYEE all costs of effecting collection of the same, including reasonable attorneys' fees and all costs of collection. Unpaid principal and interest subject to collection shall bear interest at the APPLICABLE FEDERAL RATE.

9. CODE SECTION 7872 COVENANTS OF EMPLOYEE. EMPLOYEE covenants the following:

        (a) EMPLOYEE will apply the loan proceeds exclusively towards payoff of existing loans secured against EMPLOYEE's PRINCIPAL RESIDENCE:

        (b) EMPLOYEE will perform substantial services for LENDER throughout the term of this NOTE.

        (c) EMPLOYEE reasonably expects to be entitled to and will itemize deductions for each year during which this loan is outstanding.

10. GOVERNING LAW. This NOTE shall be enforced in accordance with the laws of the State of Texas and shall be construed in accordance therewith without regard to principles of conflicts of laws.

11. NOTICE. All notices or other communications required or given hereunder shall be in writing and shall be deemed effectively given when presented personally or on the date of receipt if sent by courier service or U.S. Mail (certified or registered, postage prepaid, return receipt requested) to the parties at the addresses given below or such other addresses as the parties may hereafter designate in writing. The date shown on the courier's confirmation of delivery or return receipt shall be conclusive as to the date of receipt.

               EMPLOYEE :    Lavi A. Lev



               LENDER:       Cadence Design Systems, Inc.
                             2655 Seely Road
                             San Jose, CA

12. MERGER AND INTEGRATION. This NOTE (including the Deed of Trust referred to in Section 5) contains the entire agreement between EMPLOYEE and LENDER on the terms of this loan, and is the complete, final, and exclusive embodiment of their agreement with regard to this loan. EMPLOYEE acknowledges and represents that this NOTE is entered into without reliance on any promise or representation other than those expressly contained herein and that this NOTE cannot be modified except in a writing signed by both EMPLOYEE and LENDER.

13. WAIVER. Failure by LENDER to enforce any provision or provisions of this NOTE shall not in any way be construed as a waiver of any such provision or provisions, nor prevent LENDER thereafter from enforcing each and every other provision of this NOTE. The rights granted LENDER herein are cumulative and shall not constitute a waiver of LENDER's right to assert all other legal remedies available to it under the circumstances.

14. SUCCESSORS. This NOTE shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and assigns except as otherwise provided herein.

15. NO ASSIGNMENT. In no event shall the benefits of this NOTE be transferred or assigned by EMPLOYEE.

        IN WITNESS WHEREOF, EMPLOYEE has set its hand to this NOTE effective as of the date set forth above.


/s/ Lavi A. Lev                               /s/ Sarah Lev
-----------------------------                 -----------------------------
Lavi A. Lev                                   Sarah Lev


STATE OF CALIFORNIA   )
                      )ss
COUNTY OF SANTA CLARA)

On   2-10-01   before me,   Judy Coulter       personally appeared
   -----------            --------------------
Lavi A. Lev and Sarah Lev known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature  /s/ Judy Coulter
          --------------------------
Commission Expires Mar. 11, 2004